                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                  Avenue PPF Opportunities Fund GenPar, LLC

Address:                               C/O Avenue Capital Management II, L.P.,
                                       399 Park Avenue, 6th Floor

Date of Event Requiring Statement:     3/31/15